Before you invest, you may wish to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You may obtain the Prospectus and other information about the Fund, including the Statement of Additional Information (SAI) and most recent reports to shareholders, at no cost by visiting http://guggenheiminvestments.com/services/prospectuses-and-reports, calling (800) 820-0888 or e-mailing sservices@sg-investors.com. The Fund’s Prospectus and SAI, both dated February 28, 2013, as revised from time to time, and the Fund’s most recent shareholder reports, are incorporated by reference into this Summary Prospectus.

Guggenheim Inverse 2x S&P 500® ETF (RSW)

IMPORTANT INFORMATION ABOUT THE FUND

The Guggenheim Inverse 2x S&P 500® ETF (the “Fund”) is very different from most other exchange-traded funds in that it seeks to provide leveraged investment results that match the opposite of the performance of a specific benchmark on a daily basis, a result opposite of most mutual funds. As a result, the Fund may be riskier than other exchange-traded funds that do not use leverage because the performance of an investment is magnified.

The effect of leverage on the Fund will generally cause the Fund’s performance to diverge from the performance of the Fund’s benchmark (as defined below) over a period of time greater than a single trading day. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s compounded returns over the period, which will likely differ from twice the return of the Fund’s Underlying Index (as defined below) for that period. A “single trading day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund’s cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors who invest for a period longer than a single trading day will not be the product of the return of the Fund’s stated investment goal (e.g., -2x) and the cumulative performance of the Underlying Index (as defined below).

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged and inverse investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE

The Fund seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the daily performance of the S&P 500 Index Total Return (the “Underlying Index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors also will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table or the Example.

SHAREHOLDER FEES (fees paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.71%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund. If the commissions were included in the Example, your costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$73	$228	$396	$882

2	SUMMARY PROSPECTUS

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. However, the Fund’s portfolio turnover rate is calculated without regard to cash instruments, derivatives, or securities received or delivered as a result of in-kind creations and redemptions of the Fund’s shares. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES

The Fund usually invests in derivatives, and cash and money market instruments, in order to meet its investment objective of providing investment results that match, before fees and expenses, 200% of the inverse (opposite) of the daily performance of the Underlying Index. The Underlying Index is a capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor’s Corporation (“S&P”) on a statistical basis. As of December 31, 2012, the Underlying Index, which generally represents large-capitalization companies, included companies with a capitalization range of $1.6 billion to $499.7 billion.

The Fund employs as its investment strategy a program of investing in leveraged derivative instruments, such as equity index swaps and futures contracts. It can also use options on securities, on futures contracts, and on stock indices. Investments in derivatives enable the Fund to pursue its objective in lieu of selling short securities included in the Underlying Index. The Fund can also, from time to time, sell short securities that are included in the Underlying Index if deemed efficient to seek to attain the Fund’s objective. The Fund primarily invests in exchange-traded derivatives instruments, but equity index swaps and certain other derivatives entered into by the Fund may be traded in the over-the-counter (“OTC”) market.

The Advisor uses a quantitative approach to determine the Fund’s investments. The Advisor does not conduct fundamental research in order to select the Fund’s investments (other than research conducted on counterparties to derivatives and repurchase agreements). The Fund seeks to remain fully invested at all times to provide on a daily basis two times the inverse (-2x) exposure of the Underlying Index without regard to market conditions, trends or direction. Accordingly, the Fund will not enter into temporary defensive positions in response to changes in market conditions.

On a daily basis at the end of the day, the Fund will seek to adjust the composition of its portfolio so that it is exposed to the Underlying Index consistent with the Fund’s objective.

On a day-to-day basis, the Fund will also hold repurchase agreements, U.S. Government securities or cash equivalents to collateralize its derivative positions. The Fund may also hold shares of investment funds, including money market funds.

To the extent the Underlying Index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its net assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS

As with all exchange-traded funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

Correlation, Tracking Error, and Compounding Risk–A number of factors may affect the Fund’s ability to achieve a high degree of correlation with or track its benchmark or index either on a single trading day or for a longer time period, and there can be no guarantee that the Fund will achieve a high degree of correlation. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and those of its Underlying Index, rounding of share prices, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error or correlation risk. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Underlying Index has an extreme one-day movement approaching 50%. As a result of compounding, daily rebalancing, market volatility and Fund fees and expenses, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the inverse of the performance of the Underlying Index times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund, such as the Fund. In general, particularly during periods of higher index volatility, compounding will cause longer-term results to be more or less than the return of the Fund’s Underlying Index. This effect becomes more pronounced as volatility increases.

SUMMARY PROSPECTUS	3

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) Underlying Index performance; (b) Underlying Index volatility; (c) financing rates associated with leverage; (d) other Fund expenses; (e) dividends paid by companies in the Underlying Index; and (f) period of time. The chart below illustrates the impact of two principal factors–volatility and index performance–on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no dividends paid by the companies included in the Underlying Index; (b) no Fund expenses; and (c) a cost of leverage of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse performance of the Underlying Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return the same or less than twice the inverse performance of the Underlying Index. For periods longer than one day, due to Fund expenses, portfolio transaction costs and other factors, the Fund will lose money when the level of the Underlying Index is flat and can even lose money when the index rises.

Index Performance		Annualized Volatility
1x	-2x	10%	25%	50%	75%	100%
-60%	120%	506%	404%	199%	13%	-69%
-50%	100%	286%	229%	91%	-27%	-82%
-40%	80%	171%	128%	33%	-49%	-86%
-30%	60%	99%	70%	-1%	-62%	-90%
-20%	40%	52%	31%	-27%	-70%	-93%
-10%	20%	20%	3%	-42%	-77%	-94%
0%	0%	-3%	-18%	-52%	-81%	-96%
10%	-20%	-19%	-31%	-61%	-84%	-96%
20%	-40%	-32%	-43%	-67%	-87%	-97%
30%	-60%	-42%	-51%	-72%	-89%	-97%
40%	-80%	-50%	-58%	-75%	-91%	-97%
50%	-100%	-57%	-63%	-79%	-92%	-98%
60%	-120%	-62%	-68%	-82%	-93%	-98%

The Underlying Index’s annualized historical volatility rate for the five year period ended December 31, 2012 is 19.04%. The Underlying Index’s highest one-year volatility rate during the five year period is 22.28%. The Underlying Index’s annualized performance for the five year period ended December 31, 2012 is 1.66%.

Historical Underlying Index volatility and performance are not indications of what the Underlying Index volatility and performance will be in the future.

Counterparty Credit Risk–The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Through these investments, the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty becomes bankrupt or default on its payment obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive. If this occurs, the value of your shares in the Fund will decrease.

Derivatives Risk–Derivatives may pose risks in addition to and greater than those associated with investing directly in securities or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity and valuation. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be more than the amount invested. Obtaining inverse exposure through derivatives may be considered an aggressive investment technique. Some derivatives may trade in OTC markets, which are largely unregulated. Certain risks also are specific to the derivatives in which the Fund invests.

4	SUMMARY PROSPECTUS

Swap Agreements Risk–Swap agreements relate to a contract among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the Underlying Index). Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and currently usually trade on the OTC market, which is an unregulated market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks.

Futures Contracts Risk–Futures contracts are typically exchange traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Fund or its Advisor, thus limiting the ability to implement the Fund strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Funds’ NAV. Futures are also subject to leverage risks and to liquidity risk.

Options Risk–Options or options on futures contracts give the holder of the option the right to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or its Advisor, thus limiting the ability to implement the Fund strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.

ETF Shares Trading Risks–An unanticipated early closing of the NYSE Arca, Inc. (the “Exchange”) may result in a shareholder’s inability to buy or sell shares of the Fund on that day. Trading in Fund shares similarly may be halted by the Exchange because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. Shares also may trade on the Exchange at prices that differ from (and can be below) their NAV. The NAV of shares will fluctuate with changes in the market value of the Fund’s holdings and the exchange-traded prices may not reflect these market values. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. ETF Shares also will be subject to intraday price performance risk because the Fund is rebalanced at or about the time of its NAV calculation. As such, the intraday position of the Fund will generally be different from the Fund’s stated investment objective of corresponding to two times the inverse (-2x) of the Underlying Index. When shares are bought intraday, the performance of the Fund’s shares relative to the Underlying Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple.

Investment in Investment Companies Risk–Investing in other investment companies, including money market funds, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying investment company’s expenses.

Large-Capitalization Securities Risk–The Fund is subject to the risk that large-capitalization stocks may outperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.

Leveraging Risk–The Fund achieves leveraged exposure to the Underlying Index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more any losses on securities held by the Underlying Index will be magnified. The Fund’s investments in these instruments generally require a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed greatly the amount invested in those instruments. Since the Fund’s investment strategy involves consistently applied leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the Underlying Index. Leverage will also have the effect of magnifying tracking error.

Liquidity and Valuation Risk–In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by the Advisor for purposes of the Fund’s NAV, causing the Fund to be less liquid and unable to realize what the Advisor believes should be the price of the investment.

Market Risk–The Fund’s investments in equity securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund’s NAV, to fluctuate over time. Markets are subject to political, regulatory, economic and financial market risks.

SUMMARY PROSPECTUS	5

Non-Diversification Risk–The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of securities of a single issuer could cause greater fluctuations in the value of NAV of the Fund shares than would occur in a diversified fund.

OTC Trading Risk–Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result, and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

Passive Investment/Index Strategy Risk–The Fund has an investment strategy that is designed to track the inverse of the performance of its Underlying Index on a daily basis and is not actively managed. The Advisor does not base its securities selection based upon the its view of the relative benefits and detriments of issuers or securities, and the Advisor does not attempt to sell securities due to changing market prices or changes in an issuer of a security held by the Fund, and does not otherwise take defensive positions in response to changing market conditions markets. The Fund will purchase, hold, sell or sell short securities and instruments when an actively managed fund would not do so. Therefore, the Fund may be subject to greater losses in a changing market than a fund that is actively managed.

Short Sale Exposure Risk–The Fund will seek two times the inverse (-2x) exposure through leveraged derivative instruments, such as swap agreements and futures contracts and also can sell securities short. Risks associated with these investments include an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may adversely impact the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain two times the inverse (-2x) exposure through derivatives, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or may be costly to implement.

Trading Halt Risk–An exchange or market may issue trading halts on specific securities or derivatives, or may close early or late, which will affect the ability of the Fund to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments or may incur substantial trading losses.

PERFORMANCE INFORMATION

The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of the Underlying Index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling Guggenheim Investments Client Services at 800-820-0888.

The performance information shown below is based on a calendar year.

Highest Quarter Return 9/30/2011 23.64%	Lowest Quarter Return 6/30/2009 -29.56%

6	SUMMARY PROSPECTUS

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2012)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

	Past 1 Year	Past 5 Years	Since Inception (11/5/2007)
Return Before Taxes	-29.71%	-19.88%	-18.71%
Return After Taxes on Distributions	-29.71%	-20.25%	-19.10%
Return After Taxes on Distributions and Sale of Fund Shares	-19.31%	-14.58%	-13.72%
S&P 500 Index Total Return (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	1.14%

MANAGEMENT

INVESTMENT ADVISOR

Security Investors, LLC (the “Advisor”), which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

•	Michael P. Byrum, CFA, Senior Vice President of the Advisor. Mr. Byrum has been associated with the Advisor since it was founded in 1993.

•	James R. King, CFA, Portfolio Manager. With the exception of the period from March 15, 2008 to January 18, 2011, Mr. King has been associated with the Advisor since 1996.

•	Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with the Advisor since 2004.

PURCHASE AND SALE OF FUND SHARES

Shares may be purchased and redeemed from the Fund only in “Creation Units” of 50,000 shares, or multiples thereof. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the Fund. The price of an individual Fund share is based on market prices, which may be different from its NAV. As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). Most investors will incur customary brokerage commissions and charges when buying or selling shares of the Fund through a broker-dealer on the Exchange.

TAX INFORMATION

Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA or other tax-advantaged retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

SUMMARY PROSPECTUS	7

805 KING FARM BOULEVARD, SUITE 600

ROCKVILLE, MARYLAND 20850

800 820 0888

WWW.GUGGENHEIMINVESTMENTS.COM

SUMETFRSW-0213x0214